THIRD AMENDMENT DATED MAY 1, 1995 TO THAT LEASE DATED NOVEMBER 15, 1988 BETWEEN ENTERPRISE HEIGHTS INDUSTRIAL CENTRE ASSOCIATES, "LANDLORD", AND TRANSWORLD COMMUNICATIONS, A WHOLLY OWNED SUBSIDIARY OF DATRON SYSTEMS, INC., "TENANT", FOR THE PREMISES AT 298, 302 AND 304 ENTERPRISE STREET IN ESCONDIDO, CALIFORNIA.
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All the terms and conditions of the Lease remain in full force except the following:


1.01    The Revised Premises:
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	The revised premises shall be changed to:

	298 Enterprise - Entire Building
	302 Enterprise - Entire Building
	304 Enterprise - Entire Building
	300 Enterprise - Suites "A", "B", "C", "L" and "M"
	(Approximately 63,025 square feet).


2.01    Term:
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	The term of the lease shall be as follows:

	2908, 302 and 304 Enterprise - February 1, 1993 thru January 1999
	300 Enterprise, Suites "L" & "M" - March 1, 1994 thru January 31, 1999 300 Enterprise, Suites "A", "B" & "C" - May 1, 1995 thru January 31, 1999

	Unless sooner terminated pursuant to any provision hereof.


3.01    Rent:
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	The basic monthly rent shall be changed to:

	May 1995 thru January 1999 - $30,062.66

	(Subject to Rental Adjustment provisions contained in Paragraphs 3.02 and 15.2 of the First Amendment to Lease which remain unchanged).


15.6    Taxes and Reimbursement for Costs:
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	The initial $4,000.00 monthly fee to cover all items required of
	Tenant under articles VI and VIII shall be increased as follows:

	May 1995 through January 1999 - $4,786.66

	(Subject to the adjustment provisions contained in Paragraph 3.02).

LANDLORD                                        TENANT
Enterprise Heights Industrial           Transworld Communications, Inc.
Center Associates

By:  s/s WILLIAM A. SHIRLEY             By:  s/s RICHARD DAILEY
     General Partner                         Vice President, Finance &
                                       						Administration
Date:  May 1, 1995                      Date:  May 2, 1995